DREYFUS MIDCAP VALUE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to send you this first annual report for Dreyfus Midcap Value Fund, a portfolio of Dreyfus Growth and Value Funds, Inc. It covers the fiscal year from the Fund's inception, September 29, 1995, through August 31, 1996. You will be glad to know that the total return for this 11-month period was 26.88%,* more than double the 10.58% total return of the Russell MidCap Index, which we use as our benchmark.** During the same time span, the Standard & Poor's 500 Composite Stock Price Index, comprising mainly large-capitalization companies, had a total return of 13.91%.***
ECONOMIC REVIEW
    The robust pace of the U.S. economy in the first half of 1996 was broken temporarily by July's sluggishness. Somewhat faster growth is again evident. However, above-trend economic expansion this year has raised fears of higher future inflation, even while reported inflation remains tame. These inflation fears pushed bond yields higher and built expectations for a Federal Reserve Board (the "Fed") tightening.
    This year's economic strength is due to robust domestic demand that has kept inventories lean. Real Gross Domestic Product grew 3.4% in the first half, driven largely by consumer spending and housing investment although homebuilding saw slower activity. Industrial output likewise surged, although producers bent on meeting demand have been unable to also rebuild inventory. Support for sustained consumer spending growth is coming from new jobs, wage increases, low summer utility bills and a fall hike in the minimum wage. In addition, new orders for exports and capital goods--both sluggish sectors this summer--have recently reaccelerated. Corporate profits, however, are not sharing this year's prosperity as profit growth is now decelerating.
    Core consumer price inflation remains moderate although rising food and energy prices have begun to pull the overall inflation rate higher and wage increases have accelerated in this year's tight labor market. As a result, reports of a faster economic pace have boosted fears of accelerated inflation and bond yields have risen substantially; short-term market rates have also surged on expectations of a Federal Reserve tightening in coming months. So far, long-term rates have risen more than short-term rates, forcing the yield curve to steepen. A steep yield curve is usually supportive of sustained growth in the real economy.
MARKET OVERVIEW
    The securities markets remained strong through a good part of the last 12 months but stumbled in late June and July of this year. The summer sell-off was due to a number of factors, among them the higher price levels and price-to-earnings ratios that many stocks had already achieved, and indications that corporate profits might not be as strong in the second half of the year as in the first half. The overriding influence, however, was the market's anticipation of what the Fed might do about interest rates.
    In late 1995 and early 1996, the Fed was preoccupied with offsetting economic weakness, and that occasioned the series of cuts in short-term rates initiated by the Fed, the last one occurring at the end of January, 1996. After that, through August 31, the Fed adopted a hands-off posture in regard to interest rates. However, the stock and bond markets expected the Fed to shift gears and slam on the monetary brakes as the economy continued to expand.

    These fears of an anti-inflation move by the Fed were particularly acute in June and July, leading to a sharp shake-out in security prices--among bonds as well as stocks. Technology stocks were affected the most, but large capitalization blue chips also experienced setbacks. Bond prices slumped as interest rates rose.
    As July gave way to August, the markets appeared to make an adjustment to the interest rate outlook, and regained some of the ground lost earlier. However, high anxiety still prevailed as the country moved into the Fall season, bringing with it the unknowns of the pending Presidential and Congressional elections.
PORTFOLIO FOCUS
    Our investment philosophy focuses on identifying inexpensive stocks with positive short-term business trends and solid long-term fundamentals. We examine many measures to identify these stocks. Price-to-earnings, price-to-book and price-to-sales ratios, enterprise value/EBITDA (Earnings Before Interest, Taxes and Depreciation Allowance) and breakup value are the most prevalent. We also pay close attention to normalized values for cyclical industries. Our focus is on stocks that are cheap compared to their peers, to their own historical valuation ranges and to the market as a whole. But we do not just invest in cheap stocks, since some stocks deserve to be cheap.
Instead, we try to identify positive catalysts that can drive stocks higher. These can come in the form of rising earnings estimates, improving income statements and balance sheets, and management action to unlock hidden values.
We look for strong long-term fundamentals, namely, high return on assets and return on equity, free cash flow, defendable business franchises and quality of management.
ENERGY
    Over the past year our investments in energy services firms, particularly drillers, contributed substantially to investment results. After a lull of many years, business picked up markedly about 18 months ago. The turn in business was aided by technological developments that made finding oil more economical. Drilling rig utilization rates and day rates have surged, leading to dramatic profit growth. The outlook remains favorable since day rates remain well below levels needed for replacement rigs to be built. Many drillers have doubled in value over the past year, including several that were held in the portfolio. Diamond Offshore Drilling and Arethusa Off-Shore are two such examples.
RETAILING
    The largest concentration in the portfolio is in consumer services, particularly retailers. Early in the calendar year many retailers had become quite cheap after posting disappointing holiday sales. Furthermore, in
February and March there were signs of a pickup in retail sales. We established a significant overweighting in the sector once it became clear that momentum had turned positive. Our largest position in the sector is Woolworth, which has dramatically improved its balance sheet, cut costs and disposed of underperforming assets under the leadership of new management. In our view, consensus estimates dramatically understate Woolworth's earnings power. It has so far performed well for us.
FINANCE
    We continue to have a large weighting in finance, approximately evenly split between banking and insurance. Within insurance, we have focused on names that are cheap on price-to-book ratio and where earnings estimates are rising due to a restructuring or a positive turn in operations. Everest Reinsurance Holdings (RE), which was spun out of Prudential Insurance, is such a restructuring story. The firm is focused on cutting costs and exiting money-losing lines of business. RE has consistently exceeded earnings estimates. Yet it trades at a modest premium to book value. In general, our strategy in finance also has paid off.
HEALTHCARE
    Until recently, we were underweight in health care. But we took advantage of the recent sell-off in HMOs and long-term health care companies to buy franchises that became too cheap to ignore. While questions remain about
HMOs' recent deterioration in medical loss ratios, the fact remains that HMOs will continue to grow dramatically as they continue to take market share from traditional indemnity programs. And there is a trend towards consolidation, which should help midsized companies in the sector. Two names that were added recently are Foundation Health and Wellpoint Health Network, both of which were trading near their 52-week lows when we acquired them.
TECHNOLOGY
    Technology has been a very volatile sector over the last six to nine months. Early in the year, we had very modest exposure to the group due to concerns about a decline in earnings estimates for the sector. But we opportunistically took advantage of a dramatic sell-off early in the year to purchase high quality franchises that we believed were oversold. For example, Dell Computer and Gateway 2000 were purchased because we believed that their earnings prospects and business fundamentals were stronger than the market gave them credit for. Subsequently, both companies reported positive earnings surprises. A strong rebound in their share prices has caused us to reduce both holdings.
    We continue to believe that there are excellent investment opportunities in the midcap area, but current valuation levels make it necessary to be quite selective. Our emphasis on cheap stocks with solid fundamentals and positive momentum, as well as our broad diversification of holdings across sectors and individual stocks, should help limit downside risk while providing opportunities to excel in performance.
                              Sincerely,
                          [ Peter I. Higgins signature logo]
                              Peter I. Higgins
                              Portfolio Manager
September 12, 1996
New York, N.Y.
*      Total return includes reinvestment of dividends and any capital gains paid.
**    The Russell Midcap Index consists of the bottom 800 securities in the
Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance.
*** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The
Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

DREYFUS MIDCAP VALUE FUND                 AUGUST 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS MIDCAP VALUE FUND AND
THE RUSSELL MIDCAP INDEX
Dollars
$12,688
Dreyfus
Midcap Value Fund
$11,058
Russell Midcap Index*
*Source: Lipper Analytical Services, Inc.
ACTUAL AGGREGATE TOTAL RETURN
                                       FROM INCEPTION (9/29/95)
                                          TO AUGUST 31, 1996
                                         ____________________
                                                26.88%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Midcap Value Fund on 9/29/95 (Inception Date) to a $10,000 investment made in the Russell Midcap Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS                                                                                 AUGUST 31, 1996
COMMON STOCKS--93.3%                                                                                  SHARES          VALUE
                                                                                                    ________       ________
     BASIC INDUSTRIES-8.8%           ASARCO.................................                           600        $  15,525
                                     Betz Laboratories......................                           600           29,475
                                     First Mississippi......................                         3,000           80,625
                                     General Chemical Group.................                         1,600           29,200
                                     LTV....................................                         2,500           29,375
                                     Mallinckrodt Group.....................                         1,200           48,600
                                     Nalco Chemical.........................                           600           19,275
                                     Reynolds Metals........................                           700           37,450
                                     Titanium Metals........................                         1,100           26,263
                                                                                                                 ___________
                                                                                                                    315,788
                                                                                                                 ___________
       CAPITAL GOODS-7.3%            Belden.................................                         1,300           35,262
                                     EG & G.................................                         2,500           46,875
                                     Global Industrial Technologies.........      (a)                1,300           25,025
                                     ITT Industries.........................                         1,300           29,738
                                     Nokia, Cl. A, A.D.R. ..................                         3,000          126,750
                                                                                                                 ___________
                                                                                                                    263,650
                                                                                                                 ___________
         CONSUMER DURABLES-4.6%      Alvin Industries.......................                         1,700           39,100
                                     Black & Decker.........................                           700           27,650
                                     Cooper Tire & Rubber...................                         1,400           27,300
                                     Kaufman & Broad Home...................                         4,000           49,000
                                     Singer.................................                         1,000           20,625
                                                                                                                 ___________
                                                                                                                    163,675
                                                                                                                 ___________
      CONSUMER
        NON-DURABLES-12.3%           Alberto-Culver, Cl. A..................                         1,600           56,000
                                     Fruit of the Loom, Cl. A...............      (a)                1,800           49,950
                                     Harland (John H.)......................                         1,900           47,738
                                     Hasbro ................................                         1,300           47,775
                                     Polaroid...............................                         1,500           63,562
                                     Reebok International...................                           600           21,600
                                     Rubbermaid.............................                         1,100           29,150
                                     Russell................................                         1,300           41,600
                                     Tupperware.............................                         1,000           43,750
                                     Westpoint Stevens......................      (a)                1,500           39,188
                                                                                                                 ___________
                                                                                                                     440,313
                                                                                                                 ___________
          CONSUMER SERVICES-19.2%    American Portable Telecom..............                         3,000           28,500
                                     American Stores........................                           700           28,788
                                     Darden Restaurants.....................                         3,000           24,000
                                     Deluxe.................................                           500           19,125
                                     Great Atlantic & Pacific Tea...........                         1,600           42,800
                                     Harcourt General.......................                           400           19,150
                                     Kroger.................................      (a)                1,500           63,562
                                     McGraw-Hill............................                         1,000           41,000
                                     Melville...............................                           800           33,800

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                            SHARES          VALUE
                                                                                                    ________        ________

          CONSUMER SERVICES
            (CONTINUED)              New York Times, Cl. A..................                         1,300      $     40,625
                                     Pittston Brink's Group.................                           600            16,950
                                     Red Lion Hotels........................      (a)                  700            19,512
                                     Talbots................................                         1,700            58,225
                                     True North Communications..............                         5,200           100,100
                                     Waban..................................      (a)                1,800            38,250
                                     Woolworth..............................      (a)                5,500           116,875
                                                                                                                 ___________
                                                                                                                     691,262
                                                                                                                 ___________
         ENERGY-4.6%                 Amerada Hess...........................                           600            30,525
                                     Diamond Offshore Drilling..............                           734            37,434
                                     Global Marine..........................      (a)                1,200            17,250
                                     McDermott (J. Ray).....................      (a)                2,600            60,450
                                     Noble Drilling.........................      (a)                1,300            18,525
                                                                                                                 ___________
                                                                                                                     164,184
                                                                                                                 ___________
         FINANCE-14.3%               Allmerica Financial....................                         1,800           55,575
                                     Bancorp Hawaii.........................                         1,500           56,813
                                     Bank of Boston.........................                           660           34,815
                                     Berkley (W.R.).........................                           500           22,750
                                     Equitable..............................                         1,600           39,400
                                     Everest Reinsurance Holdings...........                         3,000           73,125
                                     First Colony...........................                         1,200           42,150
                                     Glendale Federal Bank .................      (a)                3,300           58,575
                                     Republic New York......................                           600           39,675
                                     SAFECO.................................                         1,100           36,437
                                     Washington Mutual......................                         1,500           54,375
                                                                                                                 ___________
                                                                                                                     513,690
                                                                                                                 ___________
        HEALTH CARE-5.9%             Beckman Instruments....................                         1,000           36,875
                                     Biomet.................................      (a)                2,000           31,250
                                     Foundation Health......................      (a)                1,700           51,000
                                     Living Centers of America..............      (a)                1,000           26,750
                                     Wellpoint Health Networks..............                         2,100           65,100
                                                                                                                 ___________
                                                                                                                     210,975
                                                                                                                 ___________
       TECHNOLOGY-11.3%              Digital Equipment......................      (a)                1,500            57,938
                                     Gateway 2000...........................      (a)                600             26,737
                                     General Instrument.....................      (a)                2,300           62,962
                                     HMT Technology.........................                         1,700           30,600
                                     National Semiconductor.................      (a)                4,400           80,850
                                     Quantum................................      (a)                4,900           75,338
                                     Symantec...............................      (a)                4,500           43,875
                                     Tektronix..............................                           700           27,125
                                                                                                                 ___________
                                                                                                                     405,425
                                                                                                                 ___________

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                           SHARES           VALUE
                                                                                                    ________        _______
       TRANSPORTATION-2.2%           Southern Pacific Rail..................       (a)               1,300          $ 37,050
                                     USFreightways..........................                         2,100            43,575
                                                                                                                 ___________
                                                                                                                      80,625
                                                                                                                 ___________
      UTILITIES-2.8%                 CMS Energy.............................                           600            17,925
                                     Illinova...............................                           700            18,287
                                     Pinnacle West Capital..................                           700            20,125
                                     360 Communications.....................                         1,800            42,975
                                                                                                                 ___________
                                                                                                                      99,312
                                                                                                                 ___________
                                     TOTAL COMMON STOCKS
                                       (cost $3,305,266)....................                                      $3,348,899
                                                                                                                ============
                                                                                                  PRINCIPAL
SHORT-TERM INVESTMENTS-4.3%                                                                        AMOUNT
                                                                                                 __________
      U.S. TREASURY BILLS:           5.09%, 9/19/96.........................      (b)         $     55,000        $   54,851
                                     5.12%, 10/3/96.........................      (b)               31,000            30,857
                                     5.05%, 11/7/96.........................      (b)               55,000            54,470
                                     5.10%, 11/29/96........................                        15,000            14,807
                                                                                                                  ___________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $155,012)......................                                     $   154,985
                                                                                                                ============
TOTAL INVESTMENTS (cost $3,460,278).........................................                         97.6%        $3,503,884
                                                                                                    ======      ============
CASH AND RECEIVABLES (NET)..................................................                          2.4%         $  87,504
                                                                                                    ======      ============
NET ASSETS..................................................................                        100.0%        $3,591,388
                                                                                                    ======      ============
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Partially held by brokers as collateral for open short positions.

STATEMENT OF SECURITIES SOLD SHORT                                                                    AUGUST 31, 1996
COMMON STOCKS                                                                                      SHARES            VALUE
                                                                                                 _________         _________
Cirrus Logic................................................................                           700      $     10,850
Gulf South Medical Supply...................................................                           600            13,050
Matsushita-Kotobuki Electron................................................                         1,000            23,990
McAfee Associates...........................................................                         1,000            59,625
Micron Technology...........................................................                           400             9,100
Quanex......................................................................                           700            15,575
                                                                                                                 ___________
TOTAL SECURITIES SOLD SHORT
    (proceeds $137,226).....................................................                                     $   132,190
                                                                                                                ============

See notes to financial statements.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                          AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $3,460,278)-see statement.......................................                                       $3,503,884
    Cash....................................................................                                           90,649
    Receivable from brokers for proceeds on securities sold short...........                                          137,226
    Receivable for investment securities sold...............................                                            4,375
    Dividends and interest receivable.......................................                                            3,708
    Prepaid expenses........................................................                                            8,883
    Due from The Dreyfus Corporation and affiliates.........................                                            8,886
                                                                                                                 ____________
                                                                                                                    3,757,611
LIABILITIES:
    Due to Distributor......................................................                   $       779
    Securities sold short, at value
      (proceeds $137,226)-see statement.....................................                       132,190
    Payable for investment securities purchased.............................                        25,875
    Accrued expenses........................................................                         7,379           166,223
                                                                                                  ________          _________
NET ASSETS..................................................................                                       $3,591,388
                                                                                                                 ============
REPRESENTED BY:
    Paid-in capital.........................................................                                       $2,997,462
    Accumulated undistributed investment income-net.........................                                            9,508
    Accumulated undistributed net realized gain on investments, securities sold short
      and foreign currency transactions.....................................                                          535,776
    Accumulated net unrealized appreciation on investments and
      securities sold short-Note 4(b).......................................                                           48,642
                                                                                                                 ____________
NET ASSETS at value applicable to 227,287 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                       $3,591,388
                                                                                                                 ============
NET ASSET VALUE, offering and redemption price per share
    ($3,591,388 / 227,287 shares)...........................................                                          $15.80
                                                                                                                      =======





See notes to financial statements.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF OPERATIONS
from September 29, 1995 (commencement of operations) to August 31, 1996
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $384 foreign taxes withheld at source).........                     $ 38,710
      Interest..............................................................                       10,411
                                                                                                  ________
            TOTAL INCOME....................................................                                        $  49,121
    EXPENSES:
      Management fee-Note 3(a)..............................................                       19,408
      Auditing fees.........................................................                       12,800
      Shareholder servicing costs-Note 3(b).................................                       11,802
      Custodian fees-Note 3(b)..............................................                       11,676
      Legal fees............................................................                        8,198
      Prospectus and shareholders' reports..................................                        4,586
      Registration fees.....................................................                        3,068
      Directors' fees and expenses-Note 3(c)................................                        1,240
      Dividends on securities sold short....................................                          235
      Miscellaneous.........................................................                          850
                                                                                                  ________
            TOTAL EXPENSES..................................................                       73,863
      Less-expense reimbursement from Manager
          due to undertaking-Note 3(a)......................................                       40,520
                                                                                                  ________
            NET EXPENSES....................................................                                           33,343
                                                                                                                    _________
            INVESTMENT INCOME-NET...........................................                                           15,778
                                                                                                                    _________
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 4:
    Net realized gain (loss) on investments:
      Long transactions (including foreign currency transactions)...........                     $558,886
      Short sale transactions...............................................                      (20,423)
                                                                                                  ________
      NET REALIZED GAIN.....................................................                                          538,463
    Net unrealized appreciation on investments and securities sold short....                                           48,642
                                                                                                                    _________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                          587,105
                                                                                                                    _________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $602,883
                                                                                                                   ==========



See notes to financial statements.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
from September 29, 1995 (commencement of operations) to August 31, 1996
OPERATIONS:
    Investment income-net...................................................................                     $     15,778
    Net realized gain on investments........................................................                          538,463
    Net unrealized appreciation on investments for the period...............................                           48,642
                                                                                                                    _________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................                          602,883
                                                                                                                    _________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................................                         (6,270)
    Net realized gain on investments........................................................                         (2,687)
                                                                                                                    _________
      TOTAL DIVIDENDS.......................................................................                         (8,957)
                                                                                                                    _________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................................                      4,374,036
    Dividends reinvested....................................................................                          8,938
    Cost of shares redeemed.................................................................                     (1,385,512)
                                                                                                                    _________
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................................                      2,997,462
                                                                                                                    _________
          TOTAL INCREASE IN NET ASSETS......................................................                      3,591,388
NET ASSETS:
    Beginning of period.....................................................................                          -
                                                                                                                    _________
    End of period (including undistributed investment income-net;
      $9,508 on August 31, 1996)............................................................                     $3,591,388
                                                                                                                  ===========

                                                                                                                      SHARES
                                                                                                                    _________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................................                        319,436
    Shares issued for dividends reinvested..................................................                            682
    Shares redeemed.........................................................................                        (92,831)
                                                                                                                    _________
      NET INCREASE IN SHARES OUTSTANDING....................................................                        227,287
                                                                                                                  ===========





See notes to financial statements.

DREYFUS MIDCAP VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period September 29, 1995
(commencement of operations) to August 31, 1996. This information has been derived from the Fund's financial statements.
PER SHARE DATA:
    Net asset value, beginning of period.....................................................        $12.50
                                                                                                     ______
    INVESTMENT OPERATIONS:
    Investment income-net....................................................................          .08
    Net realized and unrealized gain on investments..........................................          3.28
                                                                                                     ______
          TOTAL FROM INVESTMENT OPERATIONS...................................................          3.36
                                                                                                     ______
    DISTRIBUTIONS:
    Dividends from investment income-net.....................................................         (.04)
    Dividends from net realized gain on investments..........................................         (.02)
                                                                                                     ______
          TOTAL DISTRIBUTIONS................................................................         (.06)
                                                                                                     ______
    Net asset value, end of period...........................................................        $15.80
                                                                                                    ========
TOTAL INVESTMENT RETURN......................................................................        26.88%(1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets........................................         1.18%(1)
    Ratio of dividends on securities sold short to average net assets........................          .01%(1)
    Ratio of net investment income to average net assets.....................................          .56%(1)
    Decrease reflected in above expense ratio due to undertaking by the Manager (limited to the expense limitation
      provision of the management agreement).................................................         1.13%(1)
    Portfolio Turnover Rate..................................................................       266.80%(1)
    Average commission rate paid (2).......................................................         $.0478
    Net Assets, end of period (000's omitted)..........................................             $3,591
(1)    Not annualized.
(2)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



See notes to financial statements.

DREYFUS MIDCAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Midcap Value Fund (the "Fund") which commenced operations on September 29, 1995. The Fund's investment objective is to provide investment results that exceed the total return performance of publicly traded common stocks in the aggregate, as represented by a recognized index of mid cap stocks. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). On September 29, 1995, the Fund's shareholders approved a sub-investment advisory agreement between Dreyfus and The Boston Company Asset Management, Inc. ("TBC Asset Management"), an affiliate of Dreyfus. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that funds' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    As of August 31, 1996, Allomon Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 160,610 shares of Dreyfus Midcap Value Fund.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
DREYFUS MIDCAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended August 31, 1996 the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
 AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to Dreyfus or Dreyfus will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. Dreyfus has undertaken from September 29, 1995 through August 31, 1997 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25% of the average daily value of the Fund's net assets. The expense reimbursement, pursuant to the undertaking, amounted to $40,520 during the period ended August 31, 1996.
    The undertaking may be extended, modified or terminated by Dreyfus, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBC Asset Management, the sub-investment advisory fee is computed at the annual rate of .375 of 1% of the value of the Fund's average daily net assets and is paid monthly by Dreyfus. Effective May 23, 1996, the Sub-Investment Advisory Agreement has been terminated.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1996, the Fund was charged an aggregate of $6,469 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $378 during the period from December 1, 1995 through August 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period from May 10, 1996 through August 31, 1996, $3,265 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended August 31, 1996 is summarized as follows:

                                                                                          PURCHASES             SALES
                                                                                        ____________        ____________
    Long transactions................................................                  $9,304,351           $6,558,020
    Short sale transactions..........................................                     192,628              309,431
                                                                                        ____________        ____________
      TOTAL..........................................................                  $9,496,979           $6,867,451
                                                                                      ===========          ============

DREYFUS MIDCAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at August 31, 1996, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    (B) At August 31, 1996, accumulated net unrealized appreciation on investments and securities sold short was $48,642, consisting of $208,663 gross unrealized appreciation and $160,021 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS MIDCAP VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS MIDCAP VALUE FUND
    We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus Midcap Value Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from September 29, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of August 31, 1996 and conf irmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Value Fund at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 29, 1995 to August 31, 1996, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
September 27, 1996
[Dreyfus lion "d" logo]
DREYFUS MIDCAP VALUE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            258AR968
[Dreyfus logo]
Midcap Value Fund
Annual Report
August 31, 1996